                                                                   Exhibit 99.01


                   PHARMA SERVICES INTERMEDIATE HOLDING CORP.

                              LETTER OF TRANSMITTAL

            OFFER TO EXCHANGE 11 1/2% SENIOR DISCOUNT NOTES DUE 2014,
                              (CUSIP: 71711W AB 6)
     WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                           FOR ANY AND ALL OUTSTANDING
                     11 1/2% SENIOR DISCOUNT NOTES DUE 2014,
                      (CUSIP: 71711W AA 8 AND U7172U AA 5)
   WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                -----------------

--------------------------------------------------------------------------------

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2005 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY PHARMA SERVICES INTERMEDIATE HOLDING CORP. IN ITS SOLE DISCRETION.

      TENDERS OF UNREGISTERED SENIOR DISCOUNT NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

            DELIVER TO THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AT:

By Registered and Certified Mail        By Overnight Courier or Regular Mail:              By Hand Delivery
     Wells Fargo Bank , N.A.                    Wells Fargo Bank, N.A.                  Wells Fargo Bank, N.A.
   Corporate Trust Operations                Corporate Trust Operations                Corporate Trust Services
          MAC N9303-121                             MAC N9303-121                        608 2nd Avenue South
          P.O. Box 1517                        6th & Marquette Avenue                  Northstar East Building -
                                                                                               12th Floor
      Minneapolis, MN 55480                     Minneapolis, MN 55479                    Minneapolis, MN 55402
        Attention: Reorg.                         Attention: Reorg.                        Attention: Reorg.

                                                           or
                                               Facsimile: (612) 667-4927
                                               Telephone: (612) 667-9764

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN TO THE EXCHANGE AGENT AS SET FORTH ABOVE (THE "EXCHANGE AGENT"), WILL NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, WE RECOMMEND THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

      The undersigned acknowledges that he or she has received the Prospectus, dated ________, 2005 (the "Prospectus"), of Pharma Services Intermediate Holding Corp. (the "Company") and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $219,000,000 aggregate principal amount of 11 1/2% Senior Discount Notes due 2014, which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all outstanding unregistered 11 1/2% Senior Discount Notes due 2014 issued on March 18, 2004, pursuant to a Registration Statement of which the Prospectus is a part.

      The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _______, 2005, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered 11 1/2% Senior Discount Notes due 2014, we will refer to them as the "private notes." Whenever we refer to the exchange 11 1/2% Senior Discount Notes due 2014, we will refer to them as the "exchange notes." All other terms used but not defined herein have the meaning given to them in the Prospectus.

      This Letter of Transmittal is to be used if (1) certificates representing private notes are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the private notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Book-Entry Transfer" or (3) tender of the private notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

      DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The term "Holder" as used herein means any person in whose name private notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or a DTC participant listed on a securities position listing furnished by DTC with respect to the private notes.

      Any Holder of private notes who wishes to tender his, her or its private notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its private notes, or (b) if a tender of private notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. (See Instruction 2.)

      Holders of private notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date must tender their private notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 1.)

      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the private notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered private notes when, as and if the Company has given written notice thereof to the Exchange Agent.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. (SEE INSTRUCTION 11.)

      HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR PRIVATE NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

      Please list below the private notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

________________________________________________________________________________
                          DESCRIPTION OF PRIVATE NOTES

________________________________________________________________________________

NAME(S) AND ADDRESS(ES) OF HOLDER(S)     CERTIFICATE NUMBER(S) TENDERED        AGGREGATE PRINCIPAL AMOUNT
    (PLEASE FILL  IN, IF BLANK)*       (ATTACH SIGNED LIST, IF NECESSARY)         (IF LESS THAN ALL)**

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

TOTAL PRINCIPAL AMOUNT OF PRIVATE NOTES TENDERED:

________________________________________________________________________________

* Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all private notes listed. (See Instruction 5.)

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

            Name of Tendering Institution:       _______________________________

            DTC Book-Entry Account:              _______________________________

            Transaction Code No.:                _______________________________

      Holders who wish to tender their private notes and (i) whose private notes are not immediately available, or (ii) who cannot deliver their private notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

            Name(s) of Holder(s) of Private Notes:              ________________

            Window Ticket No. (if any):                         ________________

            Date of Execution of Notice of Guaranteed Delivery: ________________

            DTC Book-Entry Account:                             ________________

            If Delivered by Book-Entry Transfer:                ________________

                  Name of Tendering Institution:                ________________

                  Transaction Code No.:                         ________________

                                                                ________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

            Name:
                            ____________________________________________________

            Address:
                            ____________________________________________________

Ladies and Gentlemen:

      Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of private notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of private notes tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the private notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and acts as Trustee under the Indenture for the private notes and the exchange notes) with respect to the tendered private notes with full power of substitution to (i) deliver certificates for such private notes to the Company, or transfer ownership of such private notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such private notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such private notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

      The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the private notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the private notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that, although the Securities and Exchange Commission ("SEC") has not taken a position with respect to this particular transaction, this Exchange Offer is being made in reliance upon an interpretation by the staff of the SEC that the exchange notes issued in exchange for the private notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such private notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

      The undersigned Holder represents and warrants that:

      - the exchange notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange notes, whether or not the person is the Holder,

      - neither the undersigned Holder nor any other recipient of the exchange notes (if different from the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the private notes or exchange notes,

      - neither the undersigned Holder nor any other recipient is an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

      - if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act to distribute the exchange notes,

      - if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for private notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the Exchange Offer, and

      - the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

      By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, you will not be deemed to admit that you are an "underwriter" within the meaning of the Securities Act.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the private notes tendered hereby or transfer of ownership of such private notes on the account books maintained by a book-entry transfer facility.

      The undersigned understands and agrees that the Company reserves the right not to accept tendered private notes from any tendering Holder if the Company determines, in its sole and absolute discretion, that its ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer, that such acceptance could result in a violation of applicable securities laws or that any necessary governmental approval has not been obtained.

      For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered private notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered private notes are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged private notes will be returned to the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The Exchange Offer -- Book-Entry Transfer," such non-exchanged private notes will be credited to an account maintained with such book-entry transfer facility), as promptly as practicable after the expiration or termination of the Exchange Offer.

      The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any private notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Exchange Offer -- Expiration Date; Extensions; Amendments," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase private notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

      The undersigned understands that tenders of private notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered private notes by the Company and the issuance of exchange notes in exchange therefor shall constitute performance in full by the Company of obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the exchange notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

      By acceptance of the Exchange Offer, each broker-dealer that receives exchange notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

      Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange notes issued in exchange for the private notes accepted for exchange and return any private notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of private notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange notes issued in exchange for the private notes accepted for exchange and return any private notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange notes issued in exchange for the private notes accepted for exchange and return any private notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any private notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the private notes so tendered.

      Holders who wish to tender the private notes and (1) whose private notes are not immediately available or (2) who cannot deliver their private notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their private notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." (See Instruction 1.)

      PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
                         GUARANTEED DELIVERY PROCEDURES.

      (TO BE COMPLETED BY ALL TENDERING HOLDERS OF PRIVATE NOTES REGARDLESS
        OF WHETHER PRIVATE NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the registered Holder(s) of private notes exactly as its (their) name(s) appear(s) on certificate(s) of private notes or, if tendered by a participant in DTC, exactly as such participant's name appears on its security position listing it as the owner of private notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the private notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not of the registered Holder(s) of the private notes, then the registered Holder(s) must sign a valid proxy.

                                               Date:
_________________________________________             __________________________

                                               Date:
_________________________________________             __________________________
SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED
SIGNATORY

Name(s):  _______________________________      Address: ________________________
                                                          (Including Zip Code)

          _______________________________
                 (Please Print)

Capacity(ies):   ________________________      Area Code and Telephone No. _____

Tax payer Identification Number(s):       ______________________________________

                      (COMPLETE SUBSTITUTE FORM W-9 BELOW.)

________________________________________________________________________________

                               SIGNATURE GUARANTEE

                           (SEE INSTRUCTION 1 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

  ____________________________________________________________________________
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                      FIRM)

  ____________________________________________________________________________
                             (AUTHORIZED SIGNATURES)

  ____________________________________________________________________________
                                 (PRINTED NAME)

  ____________________________________________________________________________
                                     (TITLE)

Date:
________________________________________________________________________________

_____________________________________      _____________________________________

  SPECIAL REGISTRATION INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTION 7 HEREIN)                  (SEE INSTRUCTION 7 HEREIN)

To be completed ONLY if certificates       To be completed ONLY if certificates
for private notes in a principal           for private notes in a principal
amount not tendered or not accepted        amount not tendered or not accepted
for exchange are to be issued in the       for exchange are to be sent to, or
name of, or the exchange notes issued      the exchange notes issued pursuant to
pursuant to the Exchange Offer are to      the Exchange Offer are to be sent to
be issued to the order of, someone         someone other than the person or
other than the person or persons           persons whose signature(s) appear(s)
whose signature(s) appear(s) within        within this Letter of Transmittal, or
this Letter of Transmittal or issued       to an address different from, that
to an address different from, that         shown in the box entitled
shown in the box entitled                  "Description of Private Notes" within
"Description of Private Notes"             this Letter of Transmittal, or to be
within this Letter of Transmittal, or      credited to an account maintained at
if exchange notes tendered by              DTC other than the account indicated
book-entry transfer that are not           above.
accepted for purchase are to be
credited to an account maintained at
DTC other than the account indicated
above.

Name:      __________________________      Name:      __________________________
                 (PLEASE PRINT)                             (PLEASE PRINT)

Address:  ___________________________      Address:  ___________________________
                 (PLEASE PRINT)                             (PLEASE PRINT)

_____________________________________      _____________________________________
             (ZIP CODE)                                 (ZIP CODE)

_____________________________________      _____________________________________
   TAX PAYER IDENTIFICATION NUMBER            TAX PAYER IDENTIFICATION NUMBER
   (SEE SUBSTITUTE FORM W-9 HEREIN)           (SEE SUBSTITUTE FORM W-9 HEREIN)

_____________________________________      _____________________________________


________________________________________________________________________________

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER AND THE SOLICITATION

      1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the private notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of private notes) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

      2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES. Certificates for the physically tendered private notes (or a confirmation of a book-entry transfer to the Exchange Agent at DTC of all private notes tendered electronically), as well as, in the case of physical delivery of private notes, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered private notes, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC participant, to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or private notes should be sent to the Company or DTC.

      The Exchange Agent will make a request to establish an account with respect to the private notes at DTC for purposes of the Exchange Offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of private notes by causing DTC to transfer such private notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of private notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

      A Holder may tender private notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the private notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 5 through 6 of this Letter of Transmittal are true and correct.

      Holders who wish to tender their private notes and (i) whose private notes are not immediately available or (ii) who cannot deliver their private notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their private notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the

Holder of the private notes, the certificate number or numbers of such private notes and the principal amount of private notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the private notes (or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered private notes in proper form for transfer or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC, must be received by the applicable Exchange Agent within three (3) Business Days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of private notes who wishes to tender his private notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their private notes according to the guaranteed delivery procedures set forth above.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered private notes or this Letter of Transmittal will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the private notes for exchange. The Company reserves the absolute right to reject any and all private notes or Letters of Transmittal not properly tendered or any tenders the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular private notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of private notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of private notes, none of the Company, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of private notes, nor shall any of them incur any liability for failure to give such notification. Tenders of private notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any private notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of private notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the principal amount of the private notes should be listed on a separate signed schedule attached hereto.

      4. TENDER BY HOLDER. Except in limited circumstances, only a registered Holder of private notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the private notes may tender its private notes in the Exchange Offer. Any beneficial owner of private notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its private notes, either make appropriate arrangements to register ownership of the private notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such private notes.

      5. PARTIAL TENDERS; WITHDRAWALS. Tenders of private notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any private notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Private Notes." The entire principal amount of private notes delivered to the Exchange Agents will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all private notes is not tendered, private notes for the principal amount of private notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any private notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC promptly after the private notes are accepted for exchange.

      Except as otherwise provided herein, tenders of private notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of private notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the private notes to be withdrawn (the "Depositor"), (2) identify the private notes to be withdrawn (including the certificate number or numbers and principal amount of such private notes, or, in the case of private notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such private notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the private notes register the transfer of such private notes into the name of the person withdrawing the tender and (4) specify the name in which any such private notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any private notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange notes will be issued with respect thereto unless the private notes so withdrawn are validly re-tendered. Any private notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn private notes may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

      6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the private notes tendered hereby, the signature must correspond with the name(s) as written on the face of the private notes without alteration, enlargement or any change whatsoever.

      If any of the private notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If a number of private notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of private notes.

      If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the private notes) of private notes tendered and the certificate(s) for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of private notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the private notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

      If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of private notes listed therein, such private notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the private notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the private notes.

      If this Letter of Transmittal (or copy hereof) or any private notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      Endorsements on private notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

      7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes or substitute private notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the private notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

      8. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of private notes pursuant to the Exchange Offer. If, however, certificates representing exchange notes or private notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the private notes tendered hereby, or if tendered private notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of private notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the private notes listed in this Letter of Transmittal.

      9. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any private notes tendered.

      10. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering Holder whose private notes have been mutilated, lost, stolen or destroyed should contact the applicable Exchange Agent at the address indicated herein for further instruction.

      11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

      Under U.S. federal income tax laws, a Holder who tenders private notes in the Exchange Offer is required to provide the Exchange Agent (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to exchange notes acquired pursuant to the Exchange Offer may be subject to backup withholding. In addition, if a Holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

      Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or other appropriate form signed under penalties of perjury, attesting to that Holder's non-U.S. status. Form W-8BEN and Form W-8ECI can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding, a tendering Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The Holder is required to give the Exchange Agent the TIN (i.e., the social security number or employer identification number) of the Holder of the private notes. If the private notes are in more than one name or are not in the name of the beneficial owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

________________________________________________________________________________

                         PAYOR'S NAME: WELLS FARGO BANK
________________________________________________________________________________

SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT        Social Security Number
FORM W-9                       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                    or

                                                                                          _________________
                                                                                   Employer Identification Number

__________________________________________________________________________________________________________________

                               PART 2 -- CERTIFICATION -- Under Penalties of       PART 3 --
                               Perjury, I certify that:
                                                                                   [ ] Check if Awaiting TIN

DEPARTMENT OF THE TREASURY     (1) The number shown on this form is my correct
INTERNAL REVENUE SERVICE           Taxpayer Identification Number (or I am
                                   waiting for a number to be issued to me),
                                   and

PAYOR'S REQUEST FOR TAXPAYER   (2) I am NOT subject to back-up withholding
IDENTIFICATION NUMBER (TIN)        because: (a) I am exempt from back-up
                                   withholding, (b) I have not been notified by
                                   the Internal Revenue Service ("IRS") that I
                                   am subject to back-up withholding as a result
                                   of failure to report all interest or
                                   dividends, or (c) the IRS has notified me
                                   that I am no longer subject to back-up
                                   withholding, and

                               (3) I am a U.S. person (including a U.S. resident
                                   alien).

________________________________________________________________________________

            CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to back-up withholding because of underreporting interest or dividends on your tax return.

      Sign Here   SIGNATURE: ______________________  DATE: _____________________
________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING
      OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9.

________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature __________________   Date _________________________________ ,2005

________________________________________________________________________________

________________________________________________________________________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAIN A NUMBER:

      If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. All Section references below are to the Internal Revenue Code of 1986, as amended.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

      - An organization exempt from tax under Section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

      -     The United States or any agency or instrumentality thereof.

      - A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

      - A foreign government or any political subdivision, agency or instrumentality thereof.

      - An international organization or any agency or instrumentality thereof.

PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

      -     A corporation.

      -     A foreign central bank of issue.

      - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

      - A futures commission merchant registered with the Commodity Futures Trading Commission.

      -     A real estate investment trust.

      - An entity registered at all times during the tax year under the Investment Company Act of 1940.

      -     A common trust fund operated by a bank under Section 584(a).

      -     A financial institution.

      - A middleman known in the investment community as a nominee or custodian.

      -     A trust exempt from tax under Section 664 or described in Section
            4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

      -     Payments to nonresident aliens subject to withholding under Section
            1441.

      - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

      -     Payments made by certain foreign organizations.

      -     Payments of patronage dividends not paid in money.

      -     Section 404(k) distributions made by an ESOP.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

      - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

      - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

      -     Payments described in Section 6049(b)(5) to nonresident aliens.

      -     Payments on tax-free covenant bonds under Section 1451.

      -     Payments made by certain foreign organizations.

      -     Mortgage or student loan interest paid to you.

      Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR.

      Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

      PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The

IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES:

      (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

      (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
________________________________________________________________________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. The taxpayer identification number for an entity is the entity's employer identification number. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

_______________________________________________________________________________________________________________________
                               GIVE THE SOCIAL                                              GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:      SECURITY NUMBER OF --       FOR THIS TYPE OF ACCOUNT:        IDENTIFICATION NUMBER OF --
_______________________________________________________________________________________________________________________
1.  An individual's account    The individual
_______________________________________________________________________________________________________________________

2.  Two or more individuals    The actual owner of the     7.  A valid trust, estate,       The legal entity(4)
    (joint account)            account or, if combined         or pension trust
                               funds, the first
                               individual on the
                               account(1)
_______________________________________________________________________________________________________________________

3.  Custodian account of a     The minor(2)                8.  Corporate or LLC             The corporation
    minor (Uniform Gift to                                     electing corporate
    Minors Act)                                                status on Form 8832
_______________________________________________________________________________________________________________________

4.  a. The usual revocable     The grantor-trustee(1)      9.  Association, club,           The organization
    savings trust (grantor                                     religious, charitable,
    is also trustee)                                           educational, or other
                                                               tax-exempt organization
_______________________________________________________________________________________________________________________

5.  b. So-called trust         The actual owner(1)         10. Partnership or               The partnership
    account that is not a                                      multi-member LLC
    legal or valid trust
    under State law
_______________________________________________________________________________________________________________________

6.  Sole proprietorship or     The owner(3)                11. A broker or registered       The broker or nominee
    single-owner LLC                                           nominee
_______________________________________________________________________________________________________________________

                                                           12. Account with the             The public entity
                                                               Department of
                                                               Agriculture in the name
                                                               of a public entity
                                                               (such as a State or
                                                               local government,
                                                               school district, or
                                                               prison) that receives
                                                               agricultural program
                                                               payments.

________________________________________________________________________________

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

2     Circle the minor's name and furnish the minor's Social Security Number.

3 You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security Number or Employer Identification Number (if you have one).

4 List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
________________________________________________________________________________

                          (DO NOT WRITE IN SPACE BELOW)


 CERTIFICATE SURRENDERED      PRIVATE NOTES TENDERED      PRIVATE NOTES ACCEPTED
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Delivery Prepared by_______     Checked by ____________       Date _____________

________________________________________________________________________________

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

By Registered and Certified Mail        By Overnight Courier or Regular Mail               By Hand Delivery
     Wells Fargo Bank , N.A.                   Wells Fargo Bank, N.A.                   Wells Fargo Bank, N.A.
   Corporate Trust Operations                Corporate Trust Operations                Corporate Trust Services
          MAC N9303-121                             MAC N9303-121                        608 2nd Avenue South
          P.O. Box 1517                        6th & Marquette Avenue            Northstar East Building - 12th Floor
      Minneapolis, MN 55480                     Minneapolis, MN 55479                    Minneapolis, MN 55402
        Attention: Reorg.                         Attention: Reorg.                        Attention: Reorg.

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 612-667-9764 OR BY FACSIMILE AT 612-667-4927.

ALL PRIVATE NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF DTC. HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR PRIVATE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR PRIVATE NOTES TO DTC PRIOR TO THE EXPIRATION DATE OR PROVIDE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT AS DESCRIBED HEREIN.